STOCKHOLDERS AGREEMENT


          THIS STOCKHOLDERS AGREEMENT, dated as of May 9, 1995, by and among Terex Corporation, a corporation organized under the laws of the State of Delaware ("Terex"), Terex Cranes, Inc., a corporation organized under the laws of the State of Delaware and a wholly owned subsidiary of Terex (the "Company"), Legris Industries S.A., a corporation organized under the laws of France ("Legris"), and Potain S.A., a corporation organized under the laws of France and a subsidiary of Legris ("Potain").

          WHEREAS, pursuant to the Share Purchase Agreement, dated as of October 19, 1994, by and among the Company, Legris and Potain S.A., as amended (the "Share Purchase Agreement"), Legris and Potain have agreed to subscribe for 640 shares and 360 shares, respectively, of Series A Redeemable Exchangeable Preferred Stock (the "Series A Preferred Stock") of the Company;

          WHEREAS, the terms of the Series A Preferred Stock provide that, subject to the conditions thereof, the Company may elect to redeem the Series A Preferred Stock in exchange for the issuance of a specified number of fully paid and nonassessable shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company; and

          WHEREAS, the parties hereto wish to enter into certain agreements with respect to these investments;

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

          1.   Definitions.

          As used in this Agreement, the following capitalized terms shall have the following respective meanings:

               Acceptable Drag-Along Consideration: Cash, bona fide non-convertible indebtedness and/or publicly traded securities with an established trading market which are freely publicly resalable within nine months of the closing date of the transaction in respect of which such securities are issued.

               Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such Person. As used herein, "control" shall mean the beneficial ownership of at least a majority of the equity interests of a Person entitling the owner of such interests to direct the policies and operations of such Person.

               Change of Control: Any of the following events: (i) Terex or any of its direct or indirect subsidiaries shall cease to have beneficial ownership, directly or indirectly, of voting stock of the Company (including through the grant of any option to acquire voting stock of the Company without regard to the period in which such option may be exercised) representing at least 30% of the combined voting power of all voting stock of the Company (including, for purposes of such calculation, all voting stock of the Company issuable upon the exercise of any outstanding options, warrants or rights to purchase voting stock of the Company or upon the conversion or exchange of any outstanding securities convertible into or exchangeable for voting stock of the Company), (ii) any person or group (as such term is used in Section 13(d)(3) of the Exchange Act) acquires or has beneficial ownership, directly or indirectly, of voting stock of the Company (including through the acquisition or possession of any option to acquire voting stock of the Company without regard to the period in which such option may be exercised) representing a greater percentage of the combined voting power of all voting stock of the Company (calculated in accordance with the parenthetical in clause (i) above) than the percentage thereof beneficially held, directly or indirectly, by Terex and its direct or indirect subsidiaries, (iii) individuals voted for by Terex shall fail to constitute a majority of the Board of Directors of the Company, (iv) the sale, assignment, lease, transfer or conveyance (in one transaction or a series of transactions) of all or substantially all of Terex's assets to any person or group (as such term is used in Section 13(d)(3) of the Exchange Act), (v) the liquidation or dissolution of Terex or the adoption of a plan by the stockholders of Terex relating to the dissolution or liquidation of Terex, (vi) the acquisition by any person or group (as such term is used in Section 13(d)(3) of the Exchange Act), except for any person or group owning in excess of 40% of the combined voting power of all voting stock of Terex on the date hereof, of a direct or indirect majority in interest (more than 50%) of the combined voting power of all voting stock of Terex by way of purchase, merger or consolidation or otherwise, or (vii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of Terex (which includes any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of Terex was approved by a vote of at least 66 2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of Terex.

               Demand Date: The earlier of (i) 270 days from the effective date of the registration statement relating to an incidental registration which is subject to pro rata adjustment pursuant to Section 2(c) (the "Incidental Effective Date") and (ii) the date upon which any "lock-up" restrictions applicable to the Company and its Affiliates in connection with such registration terminate; provided that the Company will use its best efforts to cause any such "lock-up" restrictions to terminate no later than six months after the Incidental Effective Date.

               Exchange Act: The Securities Exchange Act of 1934, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

               Holder: Legris and Potain to the extent they hold shares of Common Stock received in exchange for shares of Series A Preferred Stock, and any successor holder of Common Stock who agrees in writing to be bound by the provisions of this Agreement.

               Person: Any individual, partnership, joint venture, corporation, association, trust, unincorporated organization or government or any department or agency thereof.

               Public Offering: The offer for sale of Common Stock pursuant to an effective registration statement filed under the Securities Act.

               Registrable Securities: Any Common Stock issued in redemption of the Company's Redeemable Preferred Stock pursuant to the terms thereof. As to any particular Registrable Securities, once issued such Securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale by the Holder of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall be distributable in a single calendar quarter to the public pursuant to Rule 144 (or any successor provision) under the Securities Act without registration pursuant to Section 5 of the Securities Act, (iii) they shall have been otherwise transferred and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any state securities or blue sky law then in force, or (iv) they shall have ceased to be outstanding.

               Registration Expenses: Any and all expenses incident to performance of or compliance with the registration provisions of this Agreement, including, without limitation, (i) all SEC and stock exchange or National Association of Securities Dealers, Inc. ("NASD") registration and filing fees (including, if applicable, the fees and expenses of any "qualified independent underwriter" as such term is defined in Schedule E to the By-laws of the NASD, and of its counsel), (ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange pursuant to clause (viii) of Section 2(d) hereof and all rating agency fees, (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, and (vi) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, provided that, in the event a registration is being undertaken pursuant to Section 2 hereof, the Holders retain the same managing underwriters as the Company, including liability insurance if the Company so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any.

               Securities Act: The Securities Act of 1933, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

               SEC: The Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

               Taxes: All federal, state, local and foreign taxes, duties, levies, charges and assessments of any nature, including all interest, penalties and additions imposed with respect to such amounts.

               Transfer: Any transfer, sale, assignment, exchange, mortgage, pledge, hypothecation or other disposition of any Common Stock (or the common stock of any Affiliate of Terex which directly or indirectly holds any Common Stock) or any interest therein.

          2.   Incidental Registrations.

               (a) Right to Include Registrable Securities. If the Company at any time after the date hereof proposes to register its Common Stock under the Securities Act (other than a registration on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes), whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will, at each such time, give written notice to all Holders of Registrable Securities of its intention to do so and of such Holders' rights under this Section 2. Upon the written request of any such Holder made within 15 business days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company shall use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof, to the extent requisite to permit the disposition of the Registrable Securities so to be registered; provided that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) if such registration involves an underwritten offering, all Holders of Registrable Securities requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings. If a registration requested pursuant to this Section 2 involves an underwritten public offering, any Holder of Registrable Securities requesting to be included in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration.

               (b) Expenses. The Company shall pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.

               (c) Allocation in Incidental Registrations. If a registration pursuant to this Section 2 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, so as to be likely to have an adverse effect on the price, timing or distribution of the securities offered in such offering as contemplated by the Company (other than the Registrable Securities), then the total number of securities which the managing underwriter has advised the Company can be sold in such offering (including the securities to be sold by the Company) without having such adverse effect shall be allocated pro rata among the securities the Company proposes to register for others and the Registrable Securities which the Holders have requested to be included in such registration (provided that any shares thereby allocated to any Holder that exceed such Holder's request will be reallocated among the remaining requesting Holders and the other selling security holders in like manner), but shall not reduce the amount to be offered by the Company. In the event the Company is faced with a conflict between its obligations under this
Section 2 and preexisting obligations to persons who are not Holders hereunder with respect to the priority of securities to be included in a registration pursuant to this Section 2, the Company shall at such time endeavor to arrange with the Holder or Holders and such other persons to allocate fairly the shares of such securities to be sold by the Company, such Holder or Holders and such other persons pursuant to such registration.

          3.   Registration on Request.

               (a) Request by the Demand Party. In the event that the Holders are unable to include all of their shares of Registrable Securities in any incidental registration as a result of a pro rata allocation pursuant to
Section 2(c), then at any time after the Demand Date, upon the written request of any Holder (a "Demand Party") requesting that the Company effect the registration under the Securities Act of all of such Holder's Registrable Securities and specifying the amount and intended method of disposition thereof, the Company shall promptly give written notice of such requested registration to all other Holders of Registrable Securities, and thereupon shall, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of:

                    (i) the Registrable Securities which the Company has been so requested to register by the Demand Party; and

                    (ii) all other Registrable Securities which the Company has been requested to register by any other Holder thereof by written request given to the Company within 15 business days after the giving of such written notice by the Company (which request shall specify the amount and intended method of disposition of such Registrable Securities), all to the extent necessary to permit the disposition (in accordance with the intended method thereof as aforesaid) of the Registrable Securities so to be registered. Subject to Section 3(d), the Holders as a group shall have only one demand registration right pursuant to this Section 3 with respect to each of the first two incidental registrations which are subject to pro rata allocation pursuant to Section 2(c). The Holders requesting a registration pursuant to this Section 3 may, at any time prior to the effective date of the registration statement relating to such registration, revoke such request by providing a written notice to the Company revoking such request. If the Holders revoke their request prior to the effective date of the registration statement, then the Holders shall either (x) pay all of the costs and expenses incurred by the Company in connection with the preparation and filing of such registration statement, including, without limitation, legal and accounting fees, SEC registration fees, printing fees, and NASD fees or (y) the Holders shall have no further demand registration rights hereunder with respect to the incidental registration which gave rise to such demand registration rights.

               (b) Registration Statement Form. If any registration requested pursuant to this Section 3 which is proposed by the Company to be effected by the filing of a registration statement on Form S-3 (or any successor or similar short-form registration statement) shall be in connection with an underwritten Public Offering, and if the managing underwriter shall advise the Company in writing that, in its opinion, the use of another form of registration statement is of material importance to the success of such proposed offering, then such registration shall be effected on such other form, provided that the Holders undertake to pay the incremental additional costs of preparing such other form.

               (c) Expenses. Except as provided in subsection (b) above, the Company shall pay all Registration Expenses in connection with any registration of Registrable Securities pursuant to this Section 3.

               (d) Effective Registration Statement. A registration requested pursuant to this Section 3 will not be deemed to have been effected unless the registration statement relating thereto has become effective under the Securities Act and all the Registrable Securities included in such registration pursuant to this Section 3 have been sold thereunder; provided, however, that the Company shall not be required to keep any such registration statement in effect for a period longer than that set forth in Section 4(ii).

               (e) Selection of Underwriters. If a requested registration pursuant to this Section 3 involves an underwritten offering, the Holders of a majority of the shares of Registrable Securities which the Company has been requested to register shall have the right to select the investment banker or bankers and managers to administer the offering, subject to the reasonable approval of the Company.

               (f) Priority in Requested Registrations. If a requested registration pursuant to this Section 3 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering, the Company will give first priority in such registration to the Registrable Securities requested to be included in such registration. In the event that the number of Registrable Securities requested to be included in such registration exceeds the number which, in the opinion of such managing underwriter, can be sold, the number of such Registrable Securities to be included in such registration shall be allocated pro rata among all requesting Holders on the basis of the relative number of shares of Registrable Securities then held by each such Holder (provided that any shares thereby allocated to any such Holder that exceed such Holder's request shall be reallocated among the remaining requesting Holders in like manner). In the event that the number of Registrable Securities requested to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold, the Company may include in such registration the securities the Company proposes to sell up to the number of securities that, in the opinion of the underwriters, can be sold. The Holders as a group shall not be entitled to any further demand registration right in respect of any Registrable Securities not included in such registration pursuant to the allocation provided for herein; provided, however, that the Holders shall continue to have demand registration rights pursuant to this Section 3 with respect to one subsequent incidental registration which is subject to pro rata allocation pursuant to Section 2(c).

          4. Registration Procedures. If and whenever the Company is required to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in Section 2 or 3 hereof, the Company will, as expeditiously as possible:

               (i) prepare and file as soon as practicable with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective; provided, however, that the Company may discontinue any registration of its securities which is being effected pursuant to Section 2 at any time prior to the effective date of the registration statement relating thereto;
               (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable) and to comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC thereunder with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided, however, that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will furnish to counsel selected pursuant to Section 7 hereof by the Holders of the Registrable Securities covered by such registration statement to represent such Holders, copies of all documents proposed to be filed, which documents will be subject to the review of such counsel;

               (iii) furnish to each seller of such Registrable Securities such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits filed therewith and any documents incorporated by reference), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;

               (iv) use its best efforts to register or qualify such Registrable Securities covered by such registration statement in such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause
(iv), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

               (v) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

               (vi) notify each seller of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in clause (ii) of this Section 4, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

               (vii) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve months, beginning with the first month after the effective date of the registration statement (as the term "effective date" is defined in Rule 158(c) under the Securities Act), which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder or any successor provisions thereto;

               (viii) use its best efforts to list or cause to be quoted such Registrable Securities on any securities exchange or quotation system on which the Common Stock is then listed or is contemplated to be listed or quoted in connection with such offering;

                (ix) enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as sellers of a majority of shares of such Registrable Securities or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities; provided, however, that in the event a registration is being undertaken pursuant to Section 2 hereof, if the Company retains a managing underwriter or underwriters in connection with the disposition of the Common Stock which it proposes to register, the Company shall not be required to enter into any such agreements with separate managing underwriters on behalf of the Holders of Registrable Securities;

               (x) to the extent that the proposed offering of Common Stock is an underwritten offering or to the extent that any seller of Registrable Securities covered by such registration statement concludes, on written advice of counsel, that it may be subject to liability under the Securities Act as an "underwriter" (as such term is defined in Section 2(11) of the Securities Act) in connection with the offering and sale of Registrable Securities, obtain a "cold comfort" letter or letters from the Company's independent public accountants in customary form and covering matters of the type customarily covered by "cold comfort" letters as the seller or sellers of a majority of shares of such Registrable Securities shall reasonably request; provided, however, that, if the Company retains a managing underwriter or underwriters in connection with the disposition of the Common Stock which it proposes to register, the form of such "cold comfort" letter or letters shall be the form of "cold comfort" letter or letters delivered to such managing underwriter or underwriters;

               (xi) to the extent that the proposed offering of Common Stock is an underwritten offering or to the extent that any seller of Registrable Securities covered by such registration statement concludes, on written advice of counsel, that it may be subject to liability under the Securities Act as an underwriter (as such term is defined in Section 2(11) of the Securities Act) in connection with the offering and sale of Registrable Securities, make available for inspection by any seller of such Registrable Securities, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

               (xii) immediately notify the Holders of Registrable Securities included in such registration statement and the managing underwriter or agent and confirm the notice in writing (i) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment prospectus shall have been filed, (ii) of the receipt of any comments from the SEC, (iii) of any request of the SEC to amend the registration statement or amend or supplement the prospectus or for additional information, and (iv) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

               (xiii) make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

               (xiv) if requested by the managing underwriter or agent or any Holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such Holder reasonably requests to be included therein in order to comply with the United States federal securities laws, including, without limitation, with respect to the number of Registrable Securities being sold by such Holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering, and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

               (xv) cooperate with the Holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or such Holders may request;

               (xvi) obtain for delivery to the Holders of Registrable Securities being registered and to the underwriter or agent an opinion or opinions from counsel for the Company in customary form and in form, substance and scope reasonably satisfactory to such Holders, underwriters or agents and their counsel; provided, however, that, if the Company retains a managing underwriter or underwriters in connection with the disposition of the Common Stock which it proposes to register, the form of such opinion or opinions shall be the form of opinion or opinions delivered to such managing underwriter or underwriters; and

               (xvii) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD.

               The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such seller and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing.

               Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (vi) of this Section 4, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by clause
(vi) of this Section 4, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in clause (ii) of this Section 4 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (vi) of this Section 4 and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by clause (vi) of this Section 4.

          5.   Indemnification.

               (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act pursuant to Section 2 or 3 hereof, the Company will, and it hereby does, indemnify and hold harmless, to the extent permitted by law, the seller of any Registrable Securities covered by such registration statement, each affiliate of such seller and their respective directors and officers or general and limited partners (including any director, officer, affiliate, employee, agent and controlling Person of any of the foregoing), each Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act (collectively, the "Indemnified Parties"), against any and all losses, claims, damages or liabilities, joint or several, and expenses (including reasonable attorney's fees and reasonable expenses of investigation) to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto or a document incorporated by reference into any of the foregoing, or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and the Company will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information that is
(1) furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation thereof or (2) to the extent that such information is limited to a description of the seller, such seller's plan of distribution or such other information regarding the seller, contained in a writing presented to such seller stating explicitly that such information is for use in the preparation of a prospectus and requesting that such seller confirm such information within a reasonable specified period of time; and provided, further, that the Company will not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, under the indemnity agreement in this Section 5(a) with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling Person results from the fact that such underwriter sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus (including any documents incorporated by reference therein) or of the final prospectus as then amended or supplemented (including any documents incorporated by reference therein), whichever is most recent, if the Company has previously furnished copies thereof to such underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any Indemnified Party and shall survive the transfer of such securities by such seller.

               (b) Indemnification by the Seller. The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Section 2 or 3 hereof, that the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities or any underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5(a)) the Company and all other prospective sellers with respect to (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto or a document incorporated by reference into any of the foregoing, or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information that is (1) furnished to the Company through an instrument duly executed by such seller or underwriter specifically stating that it is for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement thereto, or a document incorporated by reference into any of the foregoing or (2) to the extent that such information is limited to a description of such seller or underwriter, such seller's or underwriter's plan of distribution or such other information regarding the seller, contained in a writing presented to such seller or underwriter explicitly stating that such information is for use in the preparation of a prospectus and requesting that such seller or underwriter confirm such information within a reasonable specified period of time. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the prospective sellers, or any of their respective affiliates, directors, officers or controlling Persons and shall survive the transfer of such securities by such seller. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

               (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of the indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified party and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel selected by the indemnifying party which is reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to such indemnified party a release with respect to such claim or litigation from any monetary or criminal liability and from any liability for specific performance or other equitable or injunctive relief.

               (d) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 5 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

          6. Rule 144. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act (except to the extent filed solely as a guarantor of the Notes), the Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available such information), and it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding anything contained in this Section 6, the Company may deregister under Section 12 of the Exchange Act if it then is permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder.

          7. Selection of Counsel. In connection with any registration of Registrable Securities pursuant to Section 2 or 3 hereof, the Holders of a majority of the Registrable Securities covered by any such registration may select one counsel to represent all Holders of Registrable Securities covered by such registration. In such event, the Holders of Registrable Securities shall notify the Company in writing of the name and address of the counsel selected pursuant to this Section 7.

          8. Tag-along Rights. With respect to any proposed Transfer of any shares of Common Stock (or the common stock of any Affiliate of Terex which directly or indirectly holds any Common Stock) owned by Terex or any of its Affiliates other than (i) a Transfer of such shares to an Affiliate of Terex who agrees to be bound by the terms of this Agreement as if it were Terex and
(ii) offers and sales of shares of Common Stock in a Public Offering, Terex and its Affiliates shall have the obligation, and each Holder shall have the right, to require the proposed transferee to purchase from each such Holder (A) in the event that, immediately following such Transfer, Terex and its Affiliates would have beneficial ownership of voting stock of the Company representing more than 50% of the combined voting power of all voting stock of the Company (including, for purposes of such calculation, all voting stock of the Company issuable upon the exercise of any outstanding options, warrants or rights to purchase voting stock of the Company or upon the conversion or exchange of any outstanding securities convertible into or exchangeable for voting stock of the Company), the Pro Rata Number (defined below) of shares of Common Stock or (B) in the event that Terex and its Affiliates have, or would have immediately following such Transfer, beneficial ownership of voting stock of the Company representing 50% or less of the combined voting power of all voting stock of the Company (calculated in accordance with the parenthetical in clause (A) above), the Equivalent Number (defined below) of shares of Common Stock; provided, however, that if any such Transfer shall constitute a Change of Control, then Terex and its Affiliates shall have the obligation, and each Holder shall have the right, to require the proposed transferee to purchase from each such Holder all shares of Common Stock held by such Holder. Any sale of Common Stock by the Holders pursuant to this Section 8 shall be at the same gross price per share (provided that in the case of the transfer of common stock of an Affiliate of Terex, such gross price per share shall be adjusted as determined by an independent mutually satisfactory investment banking firm to take into account the percentage interest of the Holders in the Company) and upon the same terms and conditions as to be paid and given to Terex and/or its Affiliates, as the case may be; provided that the Holders shall not be required to make any representations, warranties, covenants, indemnities or other agreements to the proposed transferee except for customary representations and warranties with respect to each such Holder's ownership of, good and valid title to, and such other customary and reasonable representations and warranties as the proposed transferee shall request as to, the shares of Common Stock to be sold by such Holder; and provided, further, that in no event shall the Holders be required to give any representation or warranty relating to the business, assets, liabilities, operations or financial condition or prospects of the Company. Terex shall give written notice, together with access (solely for the purpose of the Holders making their decision whether to exercise the tag-along rights set forth in this Section 8) to the same due diligence information, subject to a the execution of a mutually reasonably acceptable confidentiality agreement, as is provided to the proposed transferee, to the Holders of each proposed Transfer giving rise to the rights of the Holders set forth in the first sentence of this Section 8, at least 40 days prior to the proposed consummation of such Transfer, setting forth the number of shares proposed to be so transferred, the name and address of the proposed transferee, the terms and conditions of payment offered by the proposed transferee, the number of shares each Holder may sell to such proposed transferee (in accordance with the first sentence of this Section 8), the proposed amount and form of consideration, the proposed closing date (which shall be reasonable) and a reproduction of the calculations made to arrive at such number. The tag-along rights provided by this Section 8 must be exercised by a Holder within 20 days following the later of the date of (x) the execution of a mutually reasonably acceptable confidentiality agreement and (y) receipt of the notice required by the preceding sentence (the earlier of such dates, the "Trigger Date"), by delivery of a written notice to Terex indicating such Holder's desire to exercise its rights and specifying the number of shares (up to the maximum number of shares owned by such Holder required to be purchased by the proposed transferee pursuant to the first sentence of this Section 8) it desires to sell; provided that if such due diligence information is not available within 10 days of the Trigger Date, the Holders shall have 10 additional days in which to exercise such tag-along rights (and in any event shall have at least 20 days from the time such information is made available in which to exercise such rights). If the proposed transferee fails or refuses to purchase shares from any Holder that has exercised its tag-along rights in accordance with the preceding sentence, or if Terex fails to give any notice specified herein, then Terex and its Affiliates shall not be permitted to make the proposed Transfer, and any such attempted Transfer shall be void and of no effect. If the Holders exercise their rights under this Section 8, the closing of the purchase of the shares with respect to which such rights have been exercised shall take place concurrently with the closing of the sale of the shares of Terex and/or its Affiliates, as the case may be. If the Holders elect not to exercise their rights under this Section 8 and the closing of the sale of the shares of Terex and/or its Affiliates, as the case may be, shall not have taken place within 90 days following the proposed closing date set forth in the notice referred to above, then the Holders' rights under this Section 8 shall be reactivated and the proposed Transfer shall again be subject to all of the terms and conditions of this Section 8.

          As used in this Section 8, "Pro Rata Number" shall mean, with respect to any Holder, the number of shares of Common Stock equal to the lesser of (i) the total number of shares of Common Stock held by such Holder or (ii) the product of (a) the total number of shares of Common Stock proposed to be sold by Terex and its Affiliates (or in the case of the sale of common stock of an Affiliate of Terex, the percentage interest proposed to be sold by Terex and its Affiliates multiplied by the number of shares of Common Stock owned by Terex and its Affiliates) multiplied by (b) a fraction of which the numerator shall be the number of shares of Common Stock held by such Holder and of which the denominator shall be the number of shares of Common Stock held by all Holders plus the number of shares of Common Stock held by Terex and its Affiliates.

          As used in this Section 8, "Equivalent Number" shall mean, with respect to any Holder, a number of shares of Common Stock equal to the lesser of (i) the total number of shares of Common Stock held by such Holder or (ii) the product of (a) the total number of shares of Common Stock proposed to be sold by Terex and its Affiliates (or in the case of the sale of common stock of an Affiliate of Terex, the percentage interest proposed to be sold by Terex and its Affiliates multiplied by the number of shares of Common Stock owned by Terex and its Affiliates) multiplied by (b) a fraction of which the numerator shall be the number of shares of Common Stock held by such Holder and of which the denominator shall be the number of shares of Common Stock held by all Holders.

          9. Additional Rights. With respect to any proposed issuance and sale by the Company of shares of Common Stock of the Company (or by an Affiliate of Terex, which directly or indirectly holds Common Stock, of shares of common stock of such Affiliate) in any transaction or series of related transactions (other than a Public Offering) which would result in a Change of Control, Terex shall have the obligation, and each Holder shall have the right, to require the proposed purchaser to purchase from each such Holder all shares of Common Stock held by such Holder. Any sale of Common Stock by the Holders pursuant to this Section 9 shall be at the same gross price per share (provided that in the case of the proposed issuance and sale of common stock of an Affiliate of Terex, such gross price per share shall be adjusted as determined by an independent mutually satisfactory investment banking firm to take into account the percentage interest of the Holders in the Company) and upon the same terms and conditions as to be paid and given to the Company or any such Affiliate, provided that the Holders shall not be required to make any representations, warranties, covenants, indemnities or other agreements to the proposed purchaser except for customary representations and warranties with respect to each such Holder's ownership of, good and valid title to, and such other customary and reasonable representations and warranties as the proposed purchaser shall request as to, the shares of Common Stock to be sold by such Holder and provided, further, that in no event shall the Holders be required to give any representation or warranty to such purchaser relating to the business, assets, liabilities, operations or financial condition or prospects of the Company. The Company or such Affiliate shall give written notice, together with access (solely for the purpose of the Holders making their decision whether to exercise the additional rights provided for in this Section 9) to the same due diligence information, subject to the execution of a mutually reasonably acceptable confidentiality agreement, as is provided to the proposed purchaser, to the Holders of each proposed issuance giving rise to the rights of the Holders set forth in the first sentence of this Section 9, at least 40 days prior to the proposed consummation of such issuance and sale, setting forth the number of shares proposed to be so issued, the name and address of the proposed purchaser and the proposed amount and form of consideration, the proposed closing date (which shall be reasonable) and the terms and conditions of payment offered by the proposed purchaser. The rights provided by this
Section 9 must be exercised by a Holder within 20 days following the later of
(x) the date of the execution of a mutually reasonably acceptable confidentiality agreement and (y) receipt of the notice required by the preceding sentence (the earlier of such dates, the "Section 9 Trigger Date"), by delivery of a written notice to the Company or such Affiliate, as the case may be, indicating such Holder's desire to exercise its rights; provided that if such due diligence information is not available within 10 days of the
Section 9 Trigger Date, the Holders shall have 10 additional days in which to exercise the additional rights provided for herein (and in any event shall have at least 20 days from the time such information is made available in which to exercise such rights). If the proposed purchaser fails or refuses to purchase shares from any Holder that has exercised its rights in accordance with the preceding sentence, or if the Company or such Affiliate, as the case may be, fails to give any notice specified herein, then the Company or such Affiliate, as the case may be, shall not be permitted to issue any shares to such purchaser, and any such attempted issuance shall be void and of no effect. If the Holders exercise their rights under this Section 9, the closing of the purchase of the Holders' shares of Common Stock shall take place concurrently with the closing of the issuance and sale of shares by the Company or any such Affiliate, as the case may be, to such purchaser. If the Holders elect not to exercise their rights under this Section 9 and the closing of the issuance and sale of shares by the Company or any such Affiliate shall not have taken place within 90 days following the proposed closing date set forth in the notice referred to above, then the Holders' rights under this Section 9 shall be reactivated and the proposed issuance and sale of shares of Common Stock shall again be subject to all of the terms and conditions of this Section 9.

          10. Drag-along Rights. (i) If Terex together with all of its Affiliates (Terex and all such Affiliates taken together being referred to herein as the "Terex Group") propose to sell for Acceptable Drag-Along Consideration all shares of Common Stock held by it in a bona fide arms-length transaction other than a Public Offering to a purchaser who is not an Affiliate of Terex (the "Third Party Purchaser"), then (in addition to the right of the Holders to participate in such sale pursuant to Section 8 hereof) the Terex Group may, at its option, require the Holders to sell all shares of Common Stock held by them to the Third Party Purchaser for the same consideration per share and otherwise on the same terms and conditions upon which the Terex Group sells its shares of Common Stock; provided, however, that the Holders shall not be required to make any representation, warranty, covenant, indemnity or other agreement of any kind in connection with such sale of Common Stock, except for customary representations and warranties with respect to each such Holder's ownership of, good and valid title to, and such other customary and reasonable representations and warranties as the proposed transferee shall request as to, the shares of Common Stock to be sold by such Holder; and, provided, further, that in no event shall the Holders be required to give any representation or warranty relating to the business, assets, liabilities, operations or financial condition or prospects of the Company.

               (ii) The Terex Group shall send written notice of the exercise of its rights pursuant to this Section 10 to each of the Holders, setting forth the consideration per share to be paid by the Third Party Purchaser and the other terms and conditions of the transaction, including the date scheduled for the closing thereof. At the closing, each of the Holders shall deliver to a representative of the Terex Group designated in the notice certificates representing all shares of Common Stock held by such Holder, duly endorsed, together with all other documents required to be executed in connection with such transactions. In the event that a Holder shall fail to deliver such certificates to the Terex Group, the Company shall cause the books and records of the Company to show that such shares are bound by the provisions of this
Section 10 and that such shares shall be transferred only to the Third Party Purchaser upon surrender for transfer by the Holder thereof. In the event that the closing of the sale of all of the shares of Common Stock of the Holders does not occur within 90 days of the scheduled closing date as set forth in the aforementioned notice, the Terex Group shall return to each of the Holders all certificates representing shares of Common Stock that such Holder delivered for sale pursuant hereto.

               (iii) If the Terex Group does not complete the sale of all the shares of Common Stock of the Holders in accordance herewith, all the provisions contained in this Agreement shall remain in effect.

               (iv) At the closing of the sale of all of the shares of Common Stock of the Holders and upon the surrender of the certificates representing the Holders' shares of Common Stock, the Terex Group shall cause the Third Party Purchaser to remit directly to each of the Holders (to the extent the initial Holders of the Series A Preferred Stock or any their Affiliates are then the Holders of the Common Stock, by electronic wire transfer of immediately available funds to the bank account of each Holder notified in writing to the Third Party Purchaser by such Holder at least three business days prior to the closing) the total gross sales price of the shares of Common Stock of such Holder sold pursuant thereto.

          11. Legend. As of the date that Legris and Potain become Holders, in addition to any legend required by the Certificate of Designation for the Series A Preferred Stock, Terex and the Company shall cause substantially the following legend to be placed on all certificates (including those held by Terex) representing any shares of Common Stock:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS AGREEMENT, DATED MAY 9, 1995, A COPY OF WHICH IS ON FILE AT THE OFFICE OF THE SECRETARY OF THE COMPANY. ANY PROPOSED TRANSFER OF SHARES OF COMMON STOCK WHICH IS NOT IN COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT SHALL BE VOID AND WITHOUT EFFECT."

          12. Adjustment of Series A Redemption Price and Series A Liquidation Amount. If the Company is unable as a matter of law to adjust the Series A Redemption Price and the Series A Liquidation Value in accordance with the terms of the Series A Preferred Stock, the Company shall (i) issue to the holders thereof, for each share then outstanding, a number of fully paid and nonassessable shares of Series A Preferred Stock equal to the quotient of (a) the excess of (1) the Series A Redemption Price or the Series A Liquidation Amount, as the case may be (as each of such terms is defined in the terms of the Series A Preferred Stock), after giving effect to such adjustment, over (2) FF127,000 divided by (b) FF127,000, (ii) if permitted by law, redeem the Series A Preferred Stock in full at the Series A Redemption Price, as adjusted, or
(iii) engage in such other transaction or transactions in such amounts and in such a manner so as to achieve the substantially equivalent economic result as the adjustment provided for in the terms of the Series A Preferred Stock, provided that, in the case of each of clauses (i), (ii) and (iii) of this
Section 12, the holders of the Series A Preferred Stock shall not be subject to any incremental amount of Taxes as a result of such transaction or transactions. Any issuance of new shares of Series A Preferred Stock pursuant to clause (i) above and any transaction or transactions effected pursuant to clause (iii) above shall be deemed in consideration of the transactions contemplated by the Share Purchase Agreement.

          13. Information Rights. From and after the date hereof, the Company shall furnish each holder of Series A Preferred Stock and each Holder with consolidated quarterly and annual balance sheets, income statements and statements of cash flows of the Company and annual budgets of the Company. At least 30 days prior to any redemption of the Series A Preferred Stock in Common Stock pursuant to paragraph (5) of the Certificate of Designation with respect thereto, the Company shall enter into a mutually reasonably acceptable confidentiality agreement and shall provide, subject to such confidentiality agreement, to the holders of Series A Preferred Stock an opportunity to perform a due diligence investigation of the Company solely for the purpose of making their decision whether to convert or accept conversion into Common Stock, including, without limitation, the review of three-year consolidated financial statements and unconsolidated financial statements for the Company and each of its subsidiaries, three-year projected financial information regarding the Company including (without limitation) information with respect to backlog, a description of the consolidated indebtedness of the Company, a description of all equity securities of the Company and its subsidiaries, and a list of the liabilities of the Company and its subsidiaries (including contingent or conditional liabilities) including a description of litigation involving the Company and/or any of its subsidiaries.

          14. Adjustment of Series A Redemption Price and Series A Liquidation Amount. Notwithstanding anything to the contrary contained in the Share Purchase Agreement, in the event of any adjustment of the Series A Redemption Price and Series A Liquidation Amount pursuant to paragraph (8) of the Certificate of Designation with respect thereto, no adjustment shall be made to the number of shares of Series A Preferred Stock issued and outstanding.

          15.  Miscellaneous.

               (a) Amendments and Waivers. This Agreement may not be amended except pursuant to an instrument in writing signed by all of the parties hereto.

               (b) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

               (c) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by cable, telecopy, telegram or telex or by commercial express courier (courier fees prepaid) to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                    (i)  if to Terex, to:

                         Terex Corporation
                         500 Post Road East
                         Westport, CT  06880
                         Attention:  Marvin B. Rosenberg
                         Telecopy:   (203) 222-7976
                         Telephone:  (203) 222-5955

                    (ii) if to the Company, to:

                         Terex Cranes, Inc.
                         500 Post Road East
                         Westport, CT  06880
                         Attention:  Marvin B. Rosenberg
                         Telecopy:   (203) 222-7976
                         Telephone:  (203) 222-5955

                    (iii)if to Legris or Potain, to:

                         Legris Industries S.A.
                         74, rue de Paris
                         BP1105
                         35014 Rennes Cedex
                         FRANCE
                         Attention:  Emmanuel Faber
                         Telecopy:  (33) 99.25.56.88
                         Telephone:  (33) 99.25.55.82

                         with a copy to:

                         Gide Loyrette Nouel
                         26, Cours Albert 1er
                         75008 Paris
                         FRANCE
                         Attention:  Thierry Vassogne
                         Telecopy:  (33)(1) 45.62.84.31
                         Telephone:  (33)(1) 45.75.61.23

                    (iv) if to any other holder of Common Stock, to the address of such other holder as shown in the stock record book of the Company, or to such other address as any of the above shall have designated in writing to all of other above.

               (d) Descriptive Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

               (e) Severability. In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

               (f) Counterparts. This Agreement may be executed in one or more counterparts, and by different parties on separate counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

               (g) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein without regard to the principles of conflicts of laws thereof.

               (h) Specific Performance. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that they shall be entitled to an injunction or injunctions to prevent breaches of the provision of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which they may be entitled at law or equity.



          IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

                                        TEREX CORPORATION


                                        By:  /s/  Marvin B. Rosenberg
                                             Marvin B. Rosenberg
                                             Senior Vice President


                                        TEREX CRANES, INC.


                                        By:  /s/ Marvin B. Rosenberg
                                             Marvin B. Rosenberg
                                             Vice President


                                        LEGRIS INDUSTRIES S.A.


                                        By:  /s/ Emmanuel Faber
                                             Name:
                                             Title:


                                        POTAIN S.A.


                                        By:  /s/ Emmanuel Faber
                                             Name:
                                             Title: